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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 13, 1994

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                           THE COOPER COMPANIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            ------------------------
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
        Delaware                             1-8597                              94-2657368
(State or other jurisdiction              (Commission                          (IRS Employer
     of incorporation)                    File Number)                      Identification No.)
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            ONE BRIDGE PLAZA, 6TH FLOOR, FORT LEE, NEW JERSEY 07024
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                 (201) 585-5100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)
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ITEM 5. OTHER EVENTS.

    The Cooper Companies, Inc. (the 'Company') announced that a verdict had been reached in the trial with respect to the charges in the federal criminal indictment against the Company and Gary Singer, a former Co-Chairman of the Company, relating to, among other things, an alleged securities 'trading scheme.'

     The foregoing is qualified in its entirety by the text of the Company's press release dated January 14, 1994 which is filed as an exhibit hereto and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

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   EXHIBIT NO.                                               DESCRIPTION
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
99.1                Press Release dated January 14, 1994 of The Cooper Companies, Inc.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE COOPER COMPANIES, INC.

                                          By:/s/ MARISA F. JACOBS
                                          Marisa F. Jacobs
                                          Secretary and
                                          Associate General Counsel

Date: January 14, 1994
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                                 EXHIBIT INDEX

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                                                                                                   SEQUENTIALLY
   EXHIBIT NO.                                      DESCRIPTION                                    NUMBERED PAGE
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
99.1                Press Release dated January 14, 1994 of The Cooper Companies, Inc.
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